CHURCHILL TAX-FREE FUND OF KENTUCKY
Supplement to the Prospectus dated April 30, 2010

The paragraph under the caption “What are the sales charges for purchases of Class A Shares?” relating to reductions in sales charges is replaced by the following:

You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Fund and all shares of any class of any of the funds in the Aquila Group of Funds, exclusive of shares of money-market funds, that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

The date of this supplement is
November 8, 2010